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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 2001 relating to the financial statements, which appear in Western Gas Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP

Denver, Colorado
December 21, 2001

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS